Exhibit 32.2



                                  EXHIBIT 32.2
                                 Powerlinx, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Powerlinx, Inc. on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Bauer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


A signed original of this written statement required by Section 906 has been provided to Powerlinx, Inc. and will be retained by Powerlinx, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Douglas Bauer
-----------------
Douglas Bauer
Chief Financial Officer
August 12, 2005